Exhibit 2

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, with no par value, of ICO, Inc.; and further agree that this Joint Filing Agreement be included as Exhibit 2 of such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 8th day of January, 2002.

                              TRAVIS STREET PARTNERS, LLC


                              By:  /s/ Christopher N. O'Sullivan
                                   ----------------------------------
                                   Christopher N. O'Sullivan, Manager


                              /s/ Timothy J. Gollin
                              ----------------------------------
                              Timothy J. Gollin


                              /s/ Christopher N. O'Sullivan
                              ----------------------------------
                              Christopher N. O'Sullivan


                              /s/ Charles T. McCord, III
                              ----------------------------------
                              Charles T. McCord, III


                              /s/ A. John Knapp
                              ----------------------------------
                              A. John Knapp


                              /s/ John V. Whiting
                              ----------------------------------
                              John V. Whiting


                              /s/ James D. Calaway
                              ----------------------------------
                              James D. Calaway


                              /s/ Christopher P. Scully
                              ----------------------------------
                              Christopher P. Scully






                                     Exh 2-1

                  GLOBAL UNDERVALUED SECURITIES MASTER FUND, L.P., a Cayman Islands exempted limited partnership


                  By:      Travis Street Partners, LLC
                           Attorney-in-Fact


                  By:      /s/ Timothy J. Gollin
                           ----------------------------------
                           Timothy J. Gollin
                           Manager



                  GLOBAL UNDERVALUED SECURITIES FUND, L.P., a Cayman Islands exempted limited partnership


                  By:      Travis Street Partners, LLC
                           Attorney-in-Fact


                  By:      /s/ Timothy J. Gollin
                           ----------------------------------
                           Timothy J. Gollin
                           Manager



                  GLOBAL UNDERVALUED SECURITIES FUND, LTD., a Cayman Islands exempted company


                  By:      /s/ Timothy J. Gollin
                           ----------------------------------
                           Timothy J. Gollin
                           Manager


                                     Exh 2-2

                  GLOBAL UNDERVALUED SECURITIES FUND, (QP), L.P., a Cayman Islands exempted limited partnership



                  By:      Travis Street Partners, LLC
                           Attorney-in-Fact


                  By:      /s/ Timothy J. Gollin
                           ----------------------------------
                           Timothy J. Gollin
                           Manager



                  KLEINHEINZ CAPITAL PARTNERS LDC, a Cayman Islands exempted limited duration company


                  By:      Travis Street Partners, LLC
                           Attorney-in-Fact


                  By:      /s/ Timothy J. Gollin
                           ----------------------------------
                           Timothy J. Gollin
                           Manager



                  John B. Kleinheinz


                  By:      Travis Street Partners, LLC
                           Attorney-in-Fact


                  By:      /s/ Timothy J. Gollin
                           ----------------------------------
                           Timothy J. Gollin
                           Manager



                  J. Kenneth Phillips


                  By:      Travis Street Partners, LLC
                           Attorney-in-Fact


                  By:      /s/ Timothy J. Gollin
                           ----------------------------------
                           Timothy J. Gollin
                           Manager




                                     Exh 2-3